SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549




FORM 8-K


CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   October 17, 2000



COMMERCIAL NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)


Pennsylvania
0-18676
25-1623213
(State or Other Jurisdiction
of Incorporation)
(Commission
File Number)
(I.R.S. Employer
Identification No.)


900 Ligonier Street, Latrobe, Pennsylvania  15650
(Address of principal executive offices)


(724) 539-3501
(Registrant's telephone number, including area code)









Item 4.  Changes in Registrant's Certifying Accountant.

	(a)(1) 	Previous independent accountants.

		(i)	On October 17, 2000, Commercial National Financial Corporation
("CNFC") determined to discontinue its engagement of Stokes Kelly & Hinds, LLC
("SKH") as the independent accountants for CNFC and its subsidiaries.

		(ii)	The reports of SKH on the financial statements of CNFC for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
		(iii)	The decision to change independent accountants was recommended by the
Audit Committee of the Board of Directors of CNFC.

		(iv)	During CNFC's two most recent fiscal years ended December 31, 1998 and 1999, and during the interim period since January 1, 2000, there were no disagreements with SKH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of SKH, would have caused them to make reference to the matter in their report.

		(v)	There were no reportable events as defined in Regulation S-K Item
304(a)(1)(v).

	(a)(2)	New independent accountants.

		(i) 	On October 17, 2000, CNFC engaged Beard & Company, Inc. ("Beard")
as new independent accountants of CNFC and its subsidiaries.  Beard's engagement was approved by CNFC's Board of Directors. Prior to such engagement,
CNFC had not consulted with Beard on issues relating to its accounting principles or the type of audit opinion to be issued with respect to its financial statements.  In September 2000, the partner of SKH in charge of the
CNFC engagement during CNFC's two most recent fiscal years, left SKH and became a partner and director of Beard.

	(a)(3)	Disclosure to previous independent accounts.

		(i)	CNFC has provided to SKH a copy of the disclosures in this Form 8-K and has requested that SKH furnish CNFC with a letter addressed to the
Securities and Exchange Commission stating whether SKH agrees with the statements in Item 4(a)(1) above and, if not, stating the respects in which it does not agree.


Item 7.  Financial Statements, Pro Forma
	  Financial Information and Exhibits


(c)	Exhibits.

99.1	Letter dated October 20, 2000 from Stokes Kelly & Hinds, LLC to the
Commission.



October 20, 2000


Securities and Exchange Commission
Office of the Chief Accountant
11th Floor
450 Fifth Street, N.W.
Washington, D.C. 20549

Pursuant th 17 C.F.R. 228.304(a)(3), we have reviewed the language under the heading "Item 4. Changes in Registrant's Certifying Accountant" in the current Report on Form 8-K to be filed with the Securities and Exchange Commission by Commercial National Financial Corporation. We agree with the statements contained therein. However, aside from the receipt of notification of such action, we have no basis for making a determination whether the board of directors or audit committee met concerning this matter.


/s/ Stokes Kelly & Hinds, LLC
-----------------------------
October 20, 2000
Pittsburgh, Pennsylvania


                                    Signature

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           				    	       	 	COMMERCIAL NATIONAL
                               				 	 	      	FINANCIAL CORPORATION



Date:  October 23, 2000			                 	  By:/s/ Louis T. Steiner
                                              -----------------------
								                                      Louis T. Steiner
								                                      President and
								                                      Chief Executive Officer